INCOME TAXES (Schedule of Deferred Tax Balances) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets
Current	$ 938	$ 1,179
Non-current	193	53
Deferred tax assets, total	1,131	1,232
Deferred tax liabilities
Current	(155)	(160)
Non-current	(715)	(919)
Deferred tax liabilities, total	(870)	(1,079)
Deferred tax (liabilities) assets, net	$ 261	$ 153